Exhibit 99.1

SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of August 26, 2009, among FINANCIAL SECURITY ASSURANCE HOLDINGS LTD., a New York corporation (the “Issuer”), ASSURED GUARANTY LTD., a Bermuda company (the “Guarantor”) and U.S. BANK NATIONAL ASSOCIATION, as successor to Wachovia Bank, National Association, as successor by merger to First Union National Bank, as trustee (the “Trustee”).

WITNESSETH:

WHEREAS, the Issuer has heretofore executed and delivered to the Trustee an amended and restated trust indenture, dated as of February 24, 1999 (the “Indenture”) pursuant to which the Issuer has issued $100,000,000 aggregate principal amount of its 6 7/8% Quarterly Interest Bond Securities due 2101, $230,000,000 aggregate principal amount of its 6.25% Notes due November 1, 2102 and $100,000,000 aggregate principal amount of its 5.60% Notes due July 15, 2103 (collectively, the “Debt Securities”);

WHEREAS, Section 8.01 of the Indenture provides that the Trustee and the Issuer may execute a supplemental indenture without the consent of the holders of the Securities (the “Holders”) to, among other things, make provisions as the Issuer may deem necessary or desirable and which shall not adversely affect the interests of the Holders of the Debt Securities;

WHEREAS, the Guarantor intends to guarantee the Debt Securities issued under the Indenture and become a party to the Indenture through the execution of this Supplemental Indenture;

WHEREAS, the amendments herein do not adversely affect the interests of the Holders;

WHEREAS, all things necessary to make the Guarantor’s guarantee to be the effective and valid obligation of the Guarantor have been done; and

WHEREAS, all things necessary to make this Supplemental Indenture a valid supplement to the terms of the Indenture have been done.

NOW, THEREFORE, the parties hereto agree as set forth below:

ARTICLE I

DEFINITIONS

Section 1.01.                             Incorporated Definitions.  Capitalized terms used herein, but not defined herein, shall have the meanings ascribed to them in the Indenture.

Section 1.02.                             New Definitions.  The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Supplemental Indenture shall have the respective meanings specified in this Section.

“Additional Amounts” means any additional amounts which are required hereby or by any Debt Security, under circumstances specified herein or therein, to be paid by the Issuer or the Guarantor in respect of certain taxes, assessments or other governmental charges imposed on Holders specified therein and which are owing to such Holders.

“Capitalized Lease Obligation” means an obligation under a lease that is required to be capitalized for financial reporting purposes in accordance with generally accepted accounting principles, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with such principles.

“Guarantee” means the unconditional guarantee of the payment of the Principal of, any interest on, and any Additional Amounts with respect to the Debt Securities by the Guarantor, as more fully set forth in Article II of this Supplemental Indenture.

“Guarantor” means the Person named as the “Guarantor” in the first paragraph of this Supplemental Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Supplemental Indenture, and thereafter “Guarantor” shall mean such successor Person.

“Guarantor’s Officer’s Certificate” means a certificate signed by the President, the Chief Financial Officer, the General Counsel, the Chief Accounting Officer, any Vice President, the Treasurer or the Secretary of the Guarantor, that complies with the requirements of Section 314(e) of the Trustee Indenture Act and is delivered to the Trustee.

“Indebtedness” means, with respect to any Person, (i) the Principal of and interest on (a) indebtedness of such Person for money borrowed and (b) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable; (ii) all Capitalized Lease Obligations of such Person; (iii) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations and all obligations under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business); (iv) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker’s acceptance or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than obligations described in (i) through (iii) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the third Business Day following receipt by such Person of a demand for reimbursement following payment on the letter of credit); (v) all obligations of the type referred to in clauses (i) through (iv) of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable as obligor, guarantor or otherwise; and (vi) all obligations of the type referred to in clauses (i) through (v) of other Persons secured by any mortgage, pledge, lien, security interest or other encumbrance on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets or the amount of the obligation so secured; and (vii) any amendments, modifications, refundings, renewals or extensions of any indebtedness or obligation described as Indebtedness in clauses (i) through (vi) above.

ARTICLE II

Guarantee and Indemnity

Section 2.01.                             The Guarantee.

The Guarantor hereby unconditionally guarantees to each Holder of a Debt Security authenticated and delivered by the Trustee (i) the due and punctual payment of the Principal of, any interest on, and any Additional Amounts with respect to such Debt Security, when and as the same shall become due and payable, whether at maturity, by acceleration, redemption, repayment or otherwise, (ii) the due and punctual payment of interest on overdue Principal of and interest on each such Debt Security, if any, to the extent lawful, and (iii) the full and punctual performance within applicable grace periods of all other obligations (including obligations to the Trustee) of the Issuer under the Indenture and the Debt Securities in accordance with the terms of such Debt Security and of the Indenture. In case of the failure of the Issuer punctually to pay any such Principal, interest or Additional Amounts, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon acceleration, redemption, repayment or otherwise, and as if such payment were made by the Issuer.

Section 2.02       Net Payments.

All payments of Principal of and interest and any other amounts on, or in respect of, the Debt Securities shall be made by the Guarantor without withholding or deduction at source for, or on account of, any present or future taxes, fees, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of Bermuda (a “taxing jurisdiction”) or any political subdivision or taxing authority thereof or therein, unless such taxes, fees, duties, assessments or governmental charges are required to be withheld or deducted by (i) the laws (or any regulations or ruling promulgated thereunder) of a taxing jurisdiction or any political subdivision or taxing authority thereof or therein or (ii) an official position regarding the application, administration, interpretation or enforcement of any such laws, regulations or rulings (including, without limitation, a holding by a court of competent jurisdiction or by a taxing authority in a taxing jurisdiction or any political subdivision thereof).  If a withholding or deduction at source is required, the Guarantor shall, subject to certain limitations and exceptions set forth below, pay to the Holder of any such Debt Security such Additional Amounts as may be necessary so that every net payment of Principal, interest or any other amount made to such Holder, after such withholding or deduction, shall not be less than the amount provided for in such Debt Security and the Indenture to be then due and payable; provided, however, that the Guarantor shall not be required to make payment of such Additional Amounts for or on account of:

(1)           any tax, fee, duty, assessment or governmental charge of whatever nature which would not have been imposed but for the fact that such Holder: (A) was a resident, domiciliary or national of, or engaged in business or maintained a permanent establishment or was physically present in, the relevant taxing jurisdiction or any political subdivision thereof or otherwise had some connection with the relevant taxing jurisdiction other than by reason of the mere ownership of, or receipt of payment under, such Debt Security; (B) presented such Debt Security for payment in the relevant taxing jurisdiction or any political subdivision thereof, unless such Debt Security could not have been presented for payment elsewhere; or (C) presented such Debt Security more than thirty (30) days after the date on which the payment in respect of such Debt Security first became due and payable or provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amounts if it had presented such Debt Security for payment on any day within such period of thirty (30) days;

(2)           any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

(3)           any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure by the Holder or the beneficial owner of such Debt Security to comply with any reasonable request by the Guarantor addressed to the Holder within 90 days of such request (A) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (B) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (A) or (B), is required or imposed by statute, treaty, regulation or administrative practice of the relevant taxing jurisdiction or any political subdivision thereof as a precondition to exemption from all or part of such tax, assessment or other governmental charge; or

(4)           any combination of items (1), (2) and (3);

nor shall Additional Amounts be paid with respect to any payment of the Principal of, interest or any other amounts on, any such Debt Security to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such Debt Security to the extent such payment would be required by the laws of the relevant taxing jurisdiction (or any political subdivision or relevant taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or partner or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts had it been the Holder of the Debt Security.

Whenever in the Indenture there is mentioned, in any context, the payment of the Principal of, interest or any other amounts on, or in respect of, any Debt Security or the net proceeds received on the sale or exchange of any Debt Security, such mention shall be deemed to include mention of the payment of Additional Amounts provided hereby to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the terms hereof, and express mention of the payment of Additional Amounts (if applicable) in any provision of the Indenture shall not be construed as excluding the payment of Additional Amounts in those provisions where such express mention is not made.

Except as otherwise provided in or pursuant to the Indenture or the Debt Securities, at least 10 days prior to the first interest payment date with respect to a series of Debt Securities after the date of this Supplemental Indenture, and at least 10 days prior to each date of payment of Principal or interest if there has been any change with respect to the matters set forth in the below-mentioned Guarantor’s Officer’s Certificate, the Guarantor shall furnish to the Trustee and the principal paying agent(s), if other than the Trustee, a Guarantor’s Officer’s Certificate instructing the Trustee and such paying agent(s) whether such payment of Principal of and interest or any other amounts on the Debt Securities of such series shall be made to Holders of Debt Securities of such series without withholding for or on account of any tax, fee, duty, assessment or other governmental charge described in this Section 2.02.  If any such withholding shall be required, then such Guarantor’s Officer’s Certificate shall specify by taxing jurisdiction the amount, if any, required to be withheld on such payments to such Holders of Debt Securities, and the Guarantor agrees to pay to the Trustee or such Paying Agent the Additional Amounts required by this Section 2.02.  The Issuer and the Guarantor covenant to indemnify the Trustee and any paying agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Guarantor’s Officer’s Certificate furnished pursuant to this Section 2.02.

Section 2.03       Guarantee Unconditional, etc.

The Guarantor hereby agrees that its obligations hereunder shall be as principal and not merely as surety, and shall be absolute, full, irrevocable and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any Debt Security or the Indenture, any failure to enforce the provisions of any Debt Security or the Indenture, or any waiver, modification, consent or indulgence granted with respect thereto by the Holder of such Debt Security or the Trustee, the recovery of any judgment against the Issuer or any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor.  The Guarantor further agrees that the Guarantee constitutes a guarantee of payment, performance and compliance and not merely of collection.  The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to any such Debt Security or the Indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the Principal of, and interest on, and any Additional Amounts with respect to, the Debt Securities and the complete performance of all other obligations contained in the Debt Securities. The Guarantor further agrees, to the fullest extent that it lawfully may do so, that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, the maturity of the obligations guaranteed hereby may be accelerated as provided in Section 5.01 of the Indenture for the purposes of this Guarantee, notwithstanding any stay, injunction or prohibition extant under any bankruptcy, insolvency, reorganization or other similar law of any jurisdiction preventing such acceleration in respect of the obligations guaranteed hereby.

Section 2.04       Reinstatement.

This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment on any Debt Security, in whole or in part, is rescinded or must otherwise be restored to the Issuer or the Guarantor upon the bankruptcy, liquidation or reorganization of the

Issuer or otherwise.  If any Holder of any Debt Security or the Trustee is required by any court or otherwise to return to the Issuer or the Guarantor, or any custodian, trustee, liquidator, receiver, sequestrator or other similar official acting in relation to the Issuer or the Guarantor any amount paid by any of them to the Trustee or such Holder in respect of a Debt Security, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

Section 2.05       Subrogation.

The Guarantor shall be subrogated to all rights of the Holder of any Debt Security against the Issuer in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the Principal of, and interest on, and any Additional Amounts with respect to, all Debt Securities shall have been paid in full.

Section 2.06       Indemnity.

As a separate and alternative stipulation, the Guarantor unconditionally and irrevocably agrees that any sum expressed to be payable by the Issuer under the Indenture or the Debt Securities but which is for any reason (whether or not now known or becoming known to the Issuer, the Guarantor, the Trustee or any Holder of any Debt Security) not recoverable from the Guarantor on the basis of a guarantee will nevertheless be recoverable from it as if it were the sole principal debtor and will be paid by it to the Trustee on demand.  This indemnity constitutes a separate and independent obligation from the other obligations in the Indenture, gives rise to a separate and independent cause of action and will apply irrespective of any indulgence granted by the Trustee or any Holder of any Debt Security.

Section 2.07       Payment of Fees.  The Guarantor also agrees to pay any and all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by the Trustee or any Holder of Debt Securities in enforcing any of their respective rights under the Guarantee.

Section 2.08.     Release of Guarantor from Guarantee.

(a)                                  Notwithstanding any other provisions of this Supplemental Indenture, the Guarantee of the Guarantor may be released upon the terms and subject to the conditions set forth in this Section 2.08.  Provided that no Default shall have occurred and shall be continuing under the Indenture, the Guarantee of the Guarantor shall be unconditionally released and discharged automatically upon (A) any sale, exchange or transfer, whether by way of merger or otherwise, to any Person that is not an Affiliate of the Guarantor, of all of the Guarantor’s direct or indirect equity interests in the Issuer (provided such sale, exchange or transfer is not prohibited by this Supplemental Indenture) or (B)  the liquidation and dissolution of the Issuer (to the extent not prohibited by the Indenture).

(b)                                 The Trustee shall deliver an appropriate instrument evidencing any release of the Guarantee upon receipt of a written request of the Guarantor accompanied by an Guarantor’s

Certificate and an Opinion of Counsel to the effect that the Guarantor is entitled to such release in accordance with the provisions of this Supplemental Indenture.

ARTICLE III

CONSOLIDATION, AMALGAMATION, MERGER AND SALES

Section 3.01.                             Guarantor May Consolidate, Etc., Only on Certain Terms.

The Guarantor shall not consolidate or amalgamate with or merge into any other Person (whether or not affiliated with the Guarantor), or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any other Person (whether or not affiliated with the Guarantor), and the Guarantor shall not permit any other Person (whether or not affiliated with the Guarantor) to consolidate or amalgamate with or merge into the Guarantor or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to the Guarantor; unless:

(1)           in case the Guarantor shall consolidate or amalgamate with or merge into another Person or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any Person, the Person formed by such consolidation or amalgamation or into which the Guarantor is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Guarantor as an entirety or substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia, Bermuda, or any other country which is on the date of this Supplemental Indenture a member of the Organization for Economic Cooperation and Development, and shall expressly assume, by an indenture (or indentures, if at such time there is more than one Trustee) supplemental hereto, executed by the successor Person and the Issuer and delivered to the Trustee the due and punctual payment of the Principal of, any interest on and any Additional Amounts with respect to all the Debt Securities and the performance of every obligation in this Indenture and the Debt Securities on the part of the Guarantor to be performed or observed;

(2)           immediately after giving effect to such transaction, no Event of Default or event which, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing; and

(3)           either the Guarantor or the successor Person shall have delivered to the Trustee a Guarantor’s Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture are authorized and comply with the Indenture and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 3.02.                             Successor Person Substituted for Guarantor.

Upon any consolidation or amalgamation by the Guarantor with or merger of the Guarantor into any other Person or any conveyance, transfer or lease of the properties and assets of the Guarantor substantially as an entirety to any Person in accordance with Section 3.01, the successor Person formed by such consolidation or amalgamation or into which the Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Guarantor under the Indenture (as amended by this Supplemental Indenture) with the same effect as if such successor Person had been named as the Guarantor herein; and thereafter, except in the case of a lease, the predecessor Person shall be released from all obligations and covenants under the Indenture (as amended by this Supplemental Indenture) and the Debt Securities.

ARTICLE IV

MISCELLANEOUS

Section 4.01.                             Ratification of Indenture; Supplemental Indenture Part of Indenture.

Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder heretofore or hereafter authenticated and delivered shall be bound hereby.

Section 4.02.                             Incorporators, Stockholders, Officers and Directors of Guarantor Exempt from Individual Liability.

No recourse under or upon any obligation, covenant or agreement contained in this Supplemental Indenture, or in any Debt Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Guarantor or of any successor, either directly or through the Guarantor or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Debt Securities by the Holders thereof and as part of the consideration for the execution of this Supplemental Indenture.

Section 4.03.                             Provisions of Supplemental Indenture for the Sole Benefit of Parties and Holders.

Nothing in this Supplemental Indenture or in the Indenture or Debt Securities, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and their successors and the Holders of the Debt Securities, any legal or equitable right, remedy or claim under this Supplemental Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Debt Securities.

Section 4.04.                             Successors and Assigns of Issuer Bound by Supplemental Indenture.

All the covenants, stipulations, promises and agreements in this Supplemental Indenture contained by or in behalf of the Guarantor shall bind its successors and assigns, whether so expressed or not.

Section 4.05.                             Notices and Demands on Guarantor.

Any notice or demand which by any provision of this Supplemental Indenture is required or permitted to be given or served by the Trustee or by the Holders of Debt Securities to or on the Guarantor may be given or served by being sent by registered mail (except as otherwise specifically provided herein) addressed (until another address of the Guarantor is filed by the Guarantor with the Trustee) to Assured Guaranty Ltd., 30 Woodbourne Avenue, Hamilton HM 08 Bermuda, Attention: General Counsel.

Section 4.06.                             New York Law to Govern.

This Supplemental Indenture shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such State, except as may otherwise be required by mandatory provisions of law.

Section 4.07.                             Counterparts.

This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

Section 4.08.                             Effect of Headings.

The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 4.09.                             Judgment Currency.

The Guarantor agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the Principal of, or interest, if any, or Additional Amounts on the Debt Securities (the “Required Currency”) into a currency in which a judgment will be rendered (the “Judgment Currency”), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the requisite amount of the Required Currency with the Judgment Currency on the New York Banking Day preceding the day on which a final unappealable judgment is given and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with clause (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, “New York Banking Day” means any day except a Saturday, Sunday or a legal holiday in The City of New York or a day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to be closed.

SECTION 4.10.                 Submission to Jurisdiction.

The Guarantor agrees that any judicial proceedings instituted in relation to any matter arising under this Supplemental Indenture, the Indenture or the Debt Securities may be brought in any United States Federal or New York State court sitting in the Borough of Manhattan, The City of New York, New York to the extent that such court has subject matter jurisdiction over the controversy, and, by execution and delivery of this Supplemental Indenture, the Guarantor hereby irrevocably accepts, generally and unconditionally, the jurisdiction of the aforesaid courts, acknowledges their competence and irrevocably agrees to be bound by any judgement rendered in such proceeding.  The Guarantor also irrevocably and unconditionally waives for the benefit of the Trustee and the Holders of the Debt Securities any immunity from jurisdiction and any immunity from legal process (whether through service or notice, attachment prior to judgement, attachment in the aid of execution, execution or otherwise) in respect of this Supplemental Indenture.  The Guarantor hereby irrevocably designates and appoints for the benefit of the Trustee and the Holders of the Debt Securities for the term of this Supplemental Indenture and the Indenture Assured Guaranty Corp., 31 West 52nd Street, New York, New York 10019, as its agent to receive on its behalf service of all process (with a copy of all such service of process to be delivered to James M. Michener, General Counsel and Secretary, Assured Guaranty Ltd., 30 Woodbourne Avenue, Hamilton, HM 08, Bermuda) brought against it with respect to any such proceeding in any such court in The City of New York, such service being hereby acknowledged by the Guarantor to be effective and binding service on it in every respect whether or not the Guarantor shall then be doing or shall have at any time done business in New York.  Such appointment shall be irrevocable so long as any of the Debt Securities or the respective obligations of the Guarantor hereunder remain outstanding, or until the appointment of a successor by the Guarantor and such successor’s acceptance of such appointment. Upon such acceptance, the Guarantor shall notify the Trustee of the name and address of such successor. The Guarantor further agrees for the benefit of the Trustee and the Holders of the Debt Securities to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of said Assured Guaranty Corp. in full force and effect so long as any of the Debt Securities or the obligations of the Guarantor hereunder shall be outstanding.  The Trustee shall not be obligated and shall have no responsibility with respect to any failure by the Guarantor to take any such action. Nothing herein shall affect the right to serve process in any other manner permitted by any law or limit the right of the Trustee or any Holder to institute proceedings against the Issuer or the Guarantor in the courts of any other jurisdiction or jurisdictions.

Section 4.11       Waiver of Jury Trial.

EACH OF THE ISSUER, THE GUARANTOR AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE

INDENTURE, THE DEBT SECURITIES OR THE TRANSACTION CONTEMPLATED HEREBY.

Section 4.12.                             Trustee.

The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.  The recitals herein are deemed to be those of the Company and the Guarantor and not of the Trustee.

[Remainder of page intentionally left blank; signatures appear on next page]

IN WITNESS WHEREOF, the undersigned have caused this Supplemental Indenture to be duly executed all as of the date first above written.

FINANCIAL SECURITY ASSURANCE
HOLDINGS LTD., as Issuer

By:	/s/ James M. Michener
Name: James M. Michener
Title: General Counsel and Secretary

ASSURED GUARANTY LTD.,
as Guarantor

By:	/s/ James M. Michener
Name: James M. Michener
Title: General Counsel and Secretary

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Katherine Esber
Name: Katherine Esber
Title: Vice President